UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 12, 2021

BlueLinx Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-32383	77-0627356
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1950 Spectrum Circle, Suite 300

Marietta, GA 30067

(Address of principal executive offices) (Zip code)

(770) 953-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BXC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On October 12, 2021, BlueLinx Holdings Inc. (“BlueLinx,” “the Company,” “we,” “our,” or “us”) announced the launch of a proposed offering of $300 million in aggregate principal amount of senior secured notes (the “Notes”) in a private offering to qualified institutional buyers in accordance with Rule 144A and to certain persons outside the United States under Regulation S of the Securities Act of 1933, as amended (the “Securities Act”). A copy of the press release is attached hereto as Exhibit 99.1.

In connection with the offering of the Notes, the Company provided certain information to prospective investors in a preliminary offering memorandum dated October 12, 2021. The preliminary offering memorandum disclosed certain information that supplements or updates certain prior disclosures of the Company. Information from that preliminary offering memorandum can be found below.

•	The Company believes it is the largest pure play “two-step” wholesale distributor of residential and commercial building products in the United States and the second largest of all “two-step” wholesale distributors of residential and commercial building products in the country, in each case, based on 2020 sales.
•	The Company has a longstanding relationship with Ply Gem, the top manufacturer of vinyl siding in North America, and is the exclusive distributor of Georgia-Pacific® Vinyl Siding manufactured by Ply Gem for the Company in all of the markets where the Company operates. Georgia-Pacific® Vinyl Siding has been particularly successful with Lowe’s Home Improvement, which is the Company’s largest customer for this product and carries Georgia-Pacific® Vinyl Siding as the only vinyl siding brand for its in-store stocking positions in the markets where the Company operates.
•	The Company is the single largest supplier of MoistureShield® Composite Decking and related products in a majority of the regions in which it operates.
•	The Company’s revenue base is well diversified by suppliers and customers, with no single supplier or customer accounting for more than approximately 8% of annual purchases or net sales, respectively. Further, the Company’s top-10 suppliers accounted for approximately 39% of annual purchases and its top-10 customers accounted for approximately 41% of annual net sales.
•	The end markets that the Company serves are a mix of repair and remodel, residential new construction and commercial construction. The Company estimates that based on the end market mix of 2019 addressable building material market served via two-step distribution, approximately 45% is from residential repair and remodel activity, approximately 40% is from residential new construction and approximately 15% is from commercial construction.

There can be no assurances that the offering of the Notes will be completed as described herein or at all.

The information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The information furnished pursuant to this Item 7.01 shall not constitute an offer to sell or a solicitation of an offer to purchase the Notes and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which, or to any person to whom, such an offer, solicitation or sale would be unlawful. Any offers of the Notes will be made only by means of a private offering memorandum.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include, without limitation, any statement that predicts, forecasts, indicates or implies future results, performance, liquidity levels or achievements, and may contain the words “believe,” “anticipate,” “expect,” “estimate,” “intend,” “project,” “plan,” “will be,” “will likely continue,” “will likely result” or words or phrases of similar meaning. Forward-looking statements involve risks and uncertainties that may cause our business, strategy, or actual results to differ materially from the forward-looking statements.

Forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that may cause our business, strategy, or actual results to differ materially from the forward-looking statements. These risks and uncertainties include those discussed under the heading “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the year ended January 2, 2021, and those discussed elsewhere in this offering memorandum (including under the heading “Risk Factors” below) and in future reports that we file with the SEC. We operate in a changing environment in which new risks can emerge from time to time. It is not possible for management to predict all of these risks, nor can it assess the extent to which any factor, or a combination of factors, may cause our business, strategy, or actual results to differ materially from those contained in forward-looking statements. Given these risks and uncertainties, we caution you not to place undue reliance on forward-looking statements. We expressly disclaim any obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated October 12, 2021.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: October 12, 2021		BlueLinx Holdings Inc.

	By:	/s/ Shyam K. Reddy
Shyam K. Reddy
Chief Administrative Officer, General Counsel, and Corporate Secretary